SPEAKING ROSES, LLC

FINANCIAL STATEMENTS

Years Ended December 31, 2003 and 2002

INDEPENDENT AUDITORS' REPORT

To the Members

SPEAKING ROSES, LLC

We have audited the balance sheet of Speaking Roses, LLC as of December 31, 2003 and the related statements of operations, changes in members’ deficit and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Speaking Roses, LLC as of December 31, 2003 and the results of it’s operations and it’s cash flows for the years ended December 31, 2003 and 2002 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company continues as a going concern. As discussed in Note 2 to the financial statements, the Company’s losses from operations since inception raise substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 2. The financial statements do not include adjustments, if any, that might result from the outcome of this uncertainty.

/S/ MAYER HOFFMAN MCCANN P.C.

Salt Lake City, Utah

April 8, 2004

SPEAKING ROSES, LLC

BALANCE SHEET

December 31, 2003

2003

A S S E T S

CURRENT ASSETS
Cash	$41,584
Accounts receivable, less allowance for losses of $8,259	175,856
Inventories	9,741
Prepaid expenses	10,000

TOTAL CURRENT ASSETS	237,181

PROPERTY AND EQUIPMENT, at cost, less
accumulated depreciation	152,168

OTHER ASSETS
Deposits	4,785
Patents and trademarks, net of accumulated amortization of $3,453	87,938

TOTAL OTHER ASSETS	92,723

TOTAL ASSETS	$482,072

L I A B I L I T I E S A N D M E M B E R S' D E F I C I T

CURRENT LIABILITIES
Line of credit	$150,000
Accounts payable, trade	296,565
Accrued expenses	64,056
Deferred revenue	223,282
Current portion of long-term debt	987,222

TOTAL CURRENT LIABILITIES	1,721,125

LONG-TERM DEBT, less current portion above	22,784

MEMBERS' DEFICIT	(1,261,837)

TOTAL LIABILITIES AND MEMBERS’
DEFICIT	$482,072

See Notes to Financial Statements.

SPEAKING ROSES, LLC

STATEMENTS OF OPERATIONS

Years Ended December 31, 2003 and 2002

	2003	2002

NET SALES	$502,511	$19,102

COST OF GOODS SOLD	353,802	18,353

GROSS PROFIT	148,709	749

OPERATING EXPENSES	1,421,989	410,472

OPERATING LOSS	(1,273,280)	(409,723)

OTHER INCOME (EXPENSE)
Interest expense	(42,758)	(17,253)

TOTAL OTHER INCOME (EXPENSE)	(42,758)	(17,253)

NET LOSS	$(1,316,038)	$(426,976)

See Notes to Financial Statements.

SPEAKING ROSES, LLC

STATEMENTS OF CHANGES IN MEMBERS’ DEFICIT

Years Ended December 31, 2003 and 2002

Members' Deficit

Balance, December 31, 2001	$-

Contributions	8,375

Net loss	(426,976)

Balance, December 31, 2002	(418,601)

Contributions	472,802

Net loss	(1,316,038)

Balance, December 31, 2003	$(1,261,837)

See Notes to Financial Statements.

SPEAKING ROSES, LLC

STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2003 and 2002

	2003	2002

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,316,038)	$(426,976)
Adjustments to reconcile net loss to net cash
flows from operating activities:
Depreciation and amortization	24,606	1,253
Increase in operating assets:
Accounts receivable	(175,205)	(650)
Inventories	(9,741)	-
Prepaid expenses	(10,000)	-
Deposits	(4,785)	-
Increase (decrease) in operating liabilities:
Accounts payable	285,772	22,900
Deferred revenue	223,282	-
Accrued expenses	62,601	1,454

NET CASH FLOWS FROM OPERATING ACTIVITIES	(919,508)	(402,019)

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in property and equipment	(89,518)	(10,055)
Patents and trademarks	(53,002)	(38,389)

NET CASH FLOWS FROM INVESTING ACTIVITIES	(142,520)	(48,444)

CASH FLOWS FROM FINANCING ACTIVITIES
Cash overdraft	(12,107)	-
Proceeds from related party loans	507,876	442,124
Principal payments of long term debt	(14,995)	-
Proceeds from line of credit	150,000	-
Capital contributions	472,802	8,375

NET CASH FLOWS FROM FINANCING ACTIVITIES	1,103,576	450,499

NET INCREASE IN CASH	41,548	36

CASH, BEGINNING OF YEAR	36	-

CASH, END OF YEAR	$41,584	$36

See Notes to Financial Statements.

SPEAKING ROSES, LLC

NOTES TO FINANCIAL STATEMENTS

(1) Summary of significant accounting policies

Nature of operations - The Company was organized on November 14, 2001 in the state of Idaho for the purpose of developing the technology that enables floral distributors and wholesalers to sell roses and other floral arrangements with personalized inscriptions thereon. The principal market for its products is North and South America as well as Asia.

Use of estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

Comprehensive income - The Company applies Statement of Financial Accounting Standards No. 130 Reporting Comprehensive Income (SFAS No. 130). Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non owner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. The Company has not had any such items in the prior two years and, consequently, net loss and comprehensive loss are the same.

Inventory valuation - Inventories are stated at the lower of cost or market. Cost has been determined on the first-in, first-out basis. Market is based upon realizable value.

Patents and trademarks – Specific costs related to obtaining certain patents and trademarks of the company have been capitalized. Patents are amortized over their legal life of 20 years from the date of filing. Trademarks are not amortized as their lives have been determined to be indefinite.

Depreciation and amortization – Property under capital leases is amortized over the lives of the respective leases or the estimated useful live of the assets. Depreciation is computed on the straight-line method over the following estimated useful lives:

Assets Printing equipment Machinery and equipment Furniture and fixtures Computer equipment Software	Useful Lives 3 - 5 years 3 - 5 years 3 - 5 years 5 years 5 years

SPEAKING ROSES, LLC

NOTES TO FINANCIAL STATEMENTS

(1) Summary of significant accounting policies (Continued)

Advertising costs - Advertising costs are charged to operations when incurred. Advertising expense was $166,045 and $32,833 for the years ended December 31, 2003 and 2002.

Income Taxes – No provision is included in these financial statements for income taxes since the Company operates as a limited liability company and has elected to be taxed as a partnership. Accordingly, each member is responsible for their respective share of the Company’s net income for the year.

Revenue recognition –The Company has entered into 2 year non-cancelable licensing agreements with domestic floral wholesale distributors. Under these agreements the distributor acquires the rights to imprint and sell floral products. The Company receives a per stem royalty on sales of all imprinted flowers. In addition the distributors pay a monthly rental fee for use of the proprietary imprinting technology. Revenue is recognized as earned under these contracts.

The Company has also entered into 2 year non-cancelable licensing agreements with international floral wholesalers. Under these contracts the wholesalers acquire exclusive rights to distribute imprinted floral products within a geographical region. Fees under these agreements are paid to the Company at inception and deferred over the life of the contract. The Company also receives a per stem royalty on sales of all imprinted flowers and monthly rental fees for use of the proprietary imprinting technology.

Stock based compensation – The Company applies Statement of Financial Accounting Standards No. 123, Accounting for Stock Based Compensation, (SFAS 123) which requires disclosure of the fair value and other characteristics of stock options. The Company has chosen under the provision of SFAS 123 to continue using the intrinsic value method of accounting for employee stock based compensation in accordance with the Accounting Principles Board Option No. 25, Accounting for Stock Issued to Employees.

Receivables – The Company records an allowance for bad dents on accounts receivable based on the collection history of the specific account receivable.

Concentrations of credit risk - Financial instruments which potentially subject the Company to concentrations of credit risk consist of cash and cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions.

Effects of recent accounting pronouncements - In July 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. SFAS 146 is effective for exit or disposals that are initiated after December 31, 2002. The adoption of SFAS 146 had no effect on the Company’s financial position or results of operations.

In December 2002, the FASB issued SFAS No. 148, Accounting for Stock Based Compensation Transition and Disclosure that amends SFAS No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to SFAS 123’s fair value method of accounting for stock based employee compensation. SFAS 148 also amends the disclosure provisions of SFAS 123 and APB Opinion No. 28, Interim Financial Reporting, to require disclosure in the summary of

SPEAKING ROSES, LLC

NOTES TO FINANCIAL STATEMENTS

(1) Summary of significant accounting policies (Continued)

significant accounting policies of the effects of an entity’s accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements. The Statements amendment of the transition and annual disclosure requirements of SFAS 123 are effective for fiscal years ending after December 15, 2002. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002. The adoption of the disclosure requirements of SFAS 148 had no effect on the Company’s financial position or results of operations.

In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities, which amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133. The statement is effective (with certain exceptions) for contracts entered into or modified after June 30, 2003. The adoption of this Statement had no effect on the Company’s financial position or results of operations.

In May, 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. It requires the issuer to clarify a financial instrument that is within its scope as a liability (or an asset in some circumstances). It is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period after June 15, 2003. The adoption of SFAS No. 150 on July 1, 2003 had no effect on the Company’s financial position or results of operations.

In November 2002, the FASB issued Financial Interpretation No. (FIN) 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. Among other things, the Interpretation requires guarantors to recognize, at fair value, their obligations to stand ready to perform under certain guarantees. FIN 45 became effective for guarantees issued or modified on or after January 1, 2003 and had no effect on the Company’s financial position or results of operations.

In January 2003, the FASB issued FIN 46, Consolidation of Variable Interest Entities. In general a variable entity is a corporation, partnership, trust, or any other legal structure used for business purposes that either (a) does not have equity investors with voting rights or (b) has equity investors that do not provide sufficient financial resources for the entity to support its activities. FIN 46 requires a variable interest entity’s activity to be consolidated by a company if the company is subject to a majority of the risk of loss from the variable interest entity’s activities or entitled to receive a majority of the entity’s residual return or both. The consolidation requirements of FIN 46 apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements apply to transactions entered into prior to February 1, 2003 in the first fiscal year or interim period beginning after June 15, 2003, which was subsequently delayed until the fourth quarter of 2003. Certain of the disclosure requirements apply in all financial statements issued after January 31, 2003, regardless of when the variable interest entity was established. The adoption of the Interpretation did not have any impact on the Company’s financial statements.

SPEAKING ROSES, LLC

NOTES TO FINANCIAL STATEMENTS

(1) Summary of significant accounting policies (Continued)

In November 2002, the EITF reached a consensus on issue No. 00-21, Revenue Arrangements with Multiple Deliverables. EITF Issue No.00-21 provides guidance on how to account for arrangements that involve the delivery or performance of multiple products, services and/or rights to use assets. The provisions of the EITF Issue No. 00-21 will apply to revenue arrangements entered into in fiscal periods beginning after June 15, 2003. The adoption of EITF Issue No. 00-21 will have no effect on the Company’s financial position or results of operations.

(2) Realization of assets

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. During the years ended December 31, 2003 and 2002 the Company incurred net losses of $1,316,038 and $426,976, respectively. In addition, the company has negative working capital of $1,483,944 as of December 31, 2003.

The above factors indicate that the Company will be unable to continue as a going concern unless the Company is able to generate sufficient cash flows to meet its obligations on a timely basis, by raising additional capital, to obtain financing or to obtain profitable operations.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has developed a plan that it believes will allow it to continue as a going concern by raising additional capital through a merger and subsequent sale of capital stock, by obtaining financing for growth and ultimately achieving profitable operations.

(3) Intangible assets

December 31,
2003

Amortized intangibles
Patents, net of accumulated amortization
of $3,453	$71,063

Total amortized intangibles	71,063
Unamortized intangibles
Trademarks	16,875

Total intangible assets	$87,938

Amortization expense was $3,038 and $415 for the years ended December 31, 2003 and 2002, respectively. Accumulated amortization was $3,453 as of December 31, 2003.   Estimated aggregate amortization expense for each of the next five fiscal years is as follows:

SPEAKING ROSES, LLC

NOTES TO FINANCIAL STATEMENTS

(3) Intangible assets (Continued)

Years Ending December 31,

2004	$3,726
2005	3,726
2006	3,726
2007	3,726
2008	3,726
Thereafter	52,433

Total estimated amortization expense	$71,063

(4) Property and equipment
December 31,
2003

Cost
Printing equipment	$97,688
Machinery and equipment	39,174
Furniture and fixtures	25,799
Computer equipment	9,556
Software	2,357

Total cost	174,574
Accumulated depreciation and amortization	(22,406)

Net property and equipment	$152,168

Included in property and equipment are the following capital leases:

December 31,
2003

Cost
Telephone equipment	$6,714
Leasehold improvements	7,460
Printing equipment	60,827

75,001
Accumulated amortization	(13,909)

Net property and equipment under
capital leases	$61,092

The aggregate depreciation and amortization charged to operations was $21,568 and $1,253 for the years ended December 31, 2003 and 2002, respectively.

(5) Short-term obligations

Short-term obligations consist of borrowings of $150,000 against a $250,000 line of credit, from a bank with interest at 7.00%. The line is collateralized by the personal guarantees of the members. The line matures in May 2004.

SPEAKING ROSES, LLC

NOTES TO FINANCIAL STATEMENTS

(6) Long-term debt

December 31,
2003

8% notes due to an individual, uncollateralized. Due within 120 days of a merger, consolidation or reorganization with another third party.	$200,000

4% notes due to limited liability companies controlled by members of the Company, uncollateralized. Due within 120 days of a merger, consolidation or reorganization with another third party.	250,000

4% notes due to a member of the Company, uncollateralized. Due within 120 days of a merger, consolidation or reorganization with another third party.	352,280

7% notes due to a member of the Company, uncollateralized. Due within 120 days of a merger, consolidation or reorganization with another third party.	147,721

Capitalized lease obligations.	60,005

Total long-term debt	1,010,006

Less current portion	987,222

Noncurrent portion	$22,784

Future minimum lease payments under capital leases together with the present value of the net minimum lease payments and the estimated maturities for other long-term debt are as follows:

Capitalized Lease Obligations

Years Ending December 31,

2004	$41,220
2005	23,479

Total minimum lease payments	64,699

Less amount representing interest	4,694

Present value of net minimum lease payments	$60,005

SPEAKING ROSES, LLC

NOTES TO FINANCIAL STATEMENTS

(6) Long-term debt (Continued)

Other Long-term Debt

Years Ending December 31,

2004	$987,222

(7) Operating leases

The Company leases its office facility under a month to month operating lease. Rent expense for the years ended December 31, 2003 and 2002 was $31,444 and $-0-, respectively.

(8) Lessor leases

In 2003, the Company began leasing their proprietary floral imprinting equipment to floral shops and distributors under two year licensing agreements. The future minimum lease payments to be received from non-cancelable licensing agreements as of December 31, 2003 were $88,131 in 2004 and $80,243 in 2005. Rental property under licensing and equipment lease agreements consists of the following:

Cost
Printing equipment	$37,678
Less accumulated depreciation	(5,962)

Net leased printing equipment	$31,716

(9) Subsequent events

Acquisition and recapitalization

On February 6, 2004, the Company received 20,551,204 shares of outstanding stock of Millennium Electronics, Inc. in exchange for the operating assets and liabilities of the Company. These newly issued shares represent approximately 80% of the outstanding shares of Millennium Electronics, Inc. As a result of this transaction, Millennium Electronics, Inc., changed its domicile from the State of Nevada to the State of Utah. In addition, current officers and directors of Millennium Electronics, Inc., resigned while members of the Company were appointed as officers and Directors. The acquisition was treated as a recapitalization in a reverse merger. The Company paid all legal and accounting expenses and other direct costs associated with the acquisition of approximately $71,000.

SPEAKING ROSES, LLC

NOTES TO FINANCIAL STATEMENTS

(9) Subsequent events (Continued)

The following presents the unaudited proforma results of operations as if the acquisition of Millennium Electronics, Inc., occurred on January 1 of each year. The proforma information does not purport to be indicative of the results that actually would have been obtained if the operations had been combined during the years presented and is not intended to be a projection of future results.

	2003	2002

Net sales	$502,511	$19,102
Net income (loss)	(1,388,375)	(499,873)

Private placement of securities and stock rescission

As part of the acquisition and recapitalization noted above and subsequent to year end, the Company completed a $4,000,000 private placement offering under Rule 506 of Regulation D by selling 4,000,000 shares of Millennium Electronics, Inc., stock at a price of $1.00 per share. The proceeds of the offering are to be used to repay debt and fund future operations of the Company.

On March 12, 2004, the Company’s management determined that the private placement memorandum contained certain errors in the pro forma financial statements and may be subject to rescission. The Company decided to conduct a rescission offer, which is an offer to repurchase each unit sold pursuant to its 2003 private placement offering. Because the 2003 private placement offering involved sales in multiple states, the Company and its legal counsel are in communication with the investors that purchased the securities in those states.

A rescission offer is required to be outstanding for a 30 day period where the unit holders will have the option to: (1) reject the rescission offer formally in writing; (2) to take no action within the 30 days, thereby retaining the outstanding units; or (3) to accept the rescission offer formally in writing. Formal rescission acceptances will result in cash payments by the Company to the unit holders for the return of their original investment plus interest at the statutory rate.

The Company intends to make a rescission offer in accordance with applicable state securities regulations and the SEC’s rules for tender offers. Accordingly, all of the Company’s outstanding units will be reflected as a temporary equity until such time as the violations under the state securities laws have been cured. While the outcome of the rescission offer cannot be predicted with certainty, the Company’s management and its legal counsel believe that it will not have a material adverse effect on the Company’s financial statements. However, if a substantial number of the unit holders elect to rescind their investment, or if the rescissions impact the Company’s banking relationships, these elections could materially affect the Company’s liquidity and its ability to implement its business plan and to continue as a going concern. The ultimate outcome of this uncertainty cannot be determined at this time.

SPEAKING ROSES, LLC

NOTES TO FINANCIAL STATEMENTS

(10) Related party transactions

For the years ended December 31, 2003 and 2002, respectively the Company paid management and consulting fees of $96,970 and $0, respectively to companies controlled by the members.

(11) Cash flow disclosures

Cash consists of cash on hand and demand deposits with financial institutions. No cash amounts were paid for interest or taxes during the years ended December 31, 2003 and 2002.

Non – Cash Transactions:

The Company acquired equipment in exchange for a long term capital lease in the amount of $75,001 during the year ended December 31, 2003.